Exhibit 10.8

TRADEMARK ASSIGNMENT

WHEREAS, Albert Fouerti, (hereinafter referred to as ASSIGNOR) an individual having an address at 1870 Bath Avenue, Brooklyn, NY 11214, is the owner of the following trademark and United States Trademark Registration thereof:

CONNECT TO GOOD, U.S. Trademark Registration No. 5,632,378,

WHEREAS, 1 STOP ELECTRONICS, INC. (hereinafter referred to as ASSIGNEE) a New York corporation, having a place of business at 1870 Bath Avenue, Brooklyn, NY 11214, is desirous of acquiring said trademark and application for registration thereof;

NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN:

Be it known that for and in consideration of the sum of ONE DOLLAR and other good and valuable consideration to it in hand paid, the receipt of which is hereby acknowledged, said Albert Fouerti by these presents does sell, assign and transfer, unto the said 1 STOP ELECTRONICS, INC, the entire right, title and interest in and to the aforesaid mark and registration thereof, together with the good will of the business associated therewith and the right to sue for infringements of the mark, past and present.

Date:	10/15/2020	/s/ Albert Fouerti
Albert Fouerti

Date:	10/15/2020	/s/ Albert Fouerti
1 STOP ELECTRONICS, INC

		Name:	Albert Fouerti
		Title:	President